Advances to Joint Venture Partner and Equity Accounted Joint Ventures	6 Months Ended
Jun. 30, 2013
Advances to Joint Venture Partner and Equity Accounted Joint Ventures
6.	Advances to Joint Venture Partner and Equity Accounted Joint Ventures

a) The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture and, as of June 30, 2013 and December 31, 2012, the Teekay Tangguh Joint Venture had advances of $14.0 million to the Partnership’s joint venture partner, BLT LNG Tangguh Corporation, and its parent company, PT Berlian Laju Tanker. The advances are partially comprised of a $3.6 million promissory note due on demand that bears interest at a fixed-rate of 8.0%. The remaining amount of the advances is non-interest bearing.

In July 2012, PT Berlian Laju Tanker entered into a court-supervised restructuring in Indonesia in order to restructure its debts. The Partnership believes the advances to the joint venture partner and its parent are still collectible given that the expected cash flows anticipated to be generated by the Teekay Tangguh Joint Venture can be used to repay the advances.

b) The Partnership has a 50% interest in Exmar LPG BVBA and a 50% interest in a joint venture with Exmar (or the Excalibur Joint Venture), which owns an LNG carrier, the Excalibur. As of June 30, 2013, the Partnership had advances of $81.8 million due from Exmar LPG BVBA, of which $67.9 million was through the acquisition of Exmar LPG BVBA, and $3.0 million is due from the Excalibur Joint Venture. These advances bear interest at LIBOR plus margins ranging from 0.50% to 2.0% and have no fixed repayment terms.